UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 31, 2015

ACUCELA INC.
(Exact name of registrant as specified in its charter)

Washington	000-5513	02-0592619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1301 Second Avenue, Suite 4200
Seattle, Washington 98101
(Address of principal executive offices, including zip code)
(206) 805-8300
(Registrant’s telephone number, including area code)
Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On March 31, 2015 Acucela Inc. ("the Company") issued a press release announcing that the United States Patent and Trademark Office granted U.S. Patent No. 8,993,807 assigned to the Company.

A copy of the press release is furnished as an exhibit to this Current Report and is incorporated herein by reference. The information furnished in this Current Report, including the exhibit hereto, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Press release dated March 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACUCELA INC.

	By:	/s/ Brian O'Callaghan
Brian O'Callaghan
Date: March 31, 2015		Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated March 31, 2015.